               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)

                               December 13, 1999
                      ___________________________________

                           Virtual Communities, Inc.
      ____________________________________________________________________
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                           _________________________
                 (State or other jurisdiction of incorporation)

                                   001-12637
                           _________________________
                            (Commission File Number)

                                   95-4491750
                              ___________________
                       (IRS Employer Identification No.)

                            589 8th Avenue 7th Floor
                            New York, New York 10018
                         _____________________________
                    (Address of principal executive offices)

                                     10018
                         ______________________________
                                   (Zip Code)

                                 (212) 931 8600
                               _________________

              (Registrant's telephone number, including area code)

           __________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

The information set forth in the press release issued by Virtual Communities, Inc., dated December 13, 1999 and attached hereto as Exhibit 99.1, is incorporated herein by reference thereto.

Item 7. Exhibits.

(a)  Financial Statements of business acquired: Not applicable.

(b)  Pro Forma financial information: Not applicable.

(c)   Exhibit:

     99.1 Press Release, dated December 13, 1999
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     VIRTUAL COMMUNITIES, INC.

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
Date:      December 13, 1999                     By:       /s/ Avi Moskowitz
         ---------------------------                   -----------------------------------
                                                                 Avi Moskowitz,
                                                                 President and Chief
                                                                 Executive Officer
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